UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 2, 2015 (Date of earliest event reported June 29, 2015)

TCP INTERNATIONAL HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Switzerland	1-36521	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Alte Steinhauserstrasse 1
6330 Cham, Switzerland
(Address of principal executive offices)
(330) 995-6111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 30, 2015, the Board of Directors of TCP International Holdings Ltd. (the "Company") appointed K.R. "Kaj" den Daas as the Company’s new Chief Executive Officer, replacing Ellis Yan. Mr. Yan remains Chairman of the Company's Board of Directors and will support Mr. den Daas as he transitions into his new role.

Mr. den Daas, age 65, retired from Philips Lighting BV in January 2010, after having spent over thirty years serving in increasingly larger roles around the world, most recently as Chairman of Philips Lighting North America and Chief Executive Officer, Business Unit Professional Luminaires, North America. Mr. den Daas currently serves on a number of boards including private equity, venture capital and public companies within the lighting and related industries, including Valmont Industries Inc. Mr. den Daas earned a doctorate degree in Business Economics from Erasmus University, Rotterdam.

Mr. den Daas’s annual base salary will be $750,000 and he will be eligible for an incentive bonus up to $500,000 upon the achievement of certain management objectives set out each year by the Board of Directors. He is also eligible for equity-based awards. The complete terms of Mr. den Daas's employment agreement are not yet finalized.

There is no arrangement or understanding between Mr. den Daas and any other person pursuant to which Mr. den Daas was selected as the Company’s Chief Executive Officer. Except as described herein, there are no existing or currently proposed transactions to which the Company or any of its subsidiaries is a party and in which Mr. den Daas has a direct or indirect material interest. There are no family relationships between Mr. den Daas and any of the directors or officers of the Company or any of its subsidiaries.

A copy of the press release announcing Mr. den Daas's appointment is filed as Exhibit 99.1 hereto.

(e) Brian Catlett, the Company's Chief Financial Officer and Treasurer, entered into a new employment agreement for a term of three years with our subsidiary, Technical Consumer Products, Inc. effective June 29, 2015 that supersedes his previous agreement dated February 1, 2014. Under the terms of his new agreement, Mr. Catlett is paid a minimum of $400,000 and is eligible for an incentive bonus in an amount equal to 70% of his base salary upon the achievement of certain management objectives set out each year by the Board of Directors; however, the incentive bonus for fiscal year 2015 shall be guaranteed to payout at the full target. He is also eligible for equity-based awards. If his employment agreement is not renewed by us or if he is terminated without cause or if he terminates his employment for good reason, he is entitled to severance comprised of continuing salary for three years and any earned but unpaid bonus up to the effective date of termination. He is also subject to certain confidentiality and restrictive covenants, including non-competition and non-solicitation provisions for a period of 24 months after his termination, and to other customary provisions.

A copy of the complete employment agreement is filed as Exhibit 99.2 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On June 30, 2015, the Board of Directors amended articles 3 and 4 of the Company's Articles of Association to reflect the additional common shares issued, or expected to be issued, upon the vesting of restricted share units granted under the Company's 2014 Omnibus Incentive Plan. The amended language to articles 3 and 4 is as follows:

Artikel 3.Aktienkapital	Article 3.Share Capital
Das Aktienkapital der Gesellschaft beträgt CHF 28'521'288.00 und ist eingeteilt in 28'521'288 Namenaktien mit einem Nennwert von je CHF 1.00. Das Aktienkapital ist vollständig liberiert."	The share capital of the Corporation amounts to CHF 28'521'288.00 and is divided into 28'521'288 registered shares with a par value of CHF 1.00 per share. The share capital is fully paid-in."

Artikel 4.Genehmigtes Kapital	Article 4.Authorized Share Capital
1 Der Verwaltungsrat ist ermächtigt, in einem oder mehreren Schritten, bis zum 16. Juni 2016 das Aktienkapital im Maximalbetrag von CHF 9'451'715.00 durch Ausgabe von höchstens 9'451'715 vollständig zu liberierenden Namenaktien von je CHF 1.00 Nennwert zu erhöhen. Erhöhungen (i) auf dem Weg der Festübernahme durch ein Finanzinstitut, ein Konsortium von Finanzinstituten, eine andere Drittpartei oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre der Gesellschaft und (ii) in Teilbeträgen sind gestattet."

1 The Board of Directors is authorized to increase the share capital, in one or several steps until June 16, 2016, by a maximum amount of CHF 9'451'715.00 by issuing a maximum of 9'451'715 fully paid-up registered shares with a par value of CHF 1.00 per share. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties followed by another to the then-existing shareholders of the Corporation and (ii) in partial amounts shall be permissible."

A copy of the Company's complete Articles of Association is filed as Exhibit 99.3 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 30, 2015, the Company held an Annual General Meeting of Shareholders (the “Annual Meeting”).

(b) The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 24,090,016 shares of the 28,200,833 shares of the Company’s common shares entitled to vote, were as follows:

1.	Approval of the Consolidated Financial Statements and Audited Statutory Financial Statements of TCP for 2014

	For	Against	Abstained
	24,027,964	12,278	49,774

2.	Appropriation of Available Earnings for Fiscal Year 2014

	For	Against	Abstained
	24,039,606	7,009	43,401

3.	Election of Six Directors for a One-Year Term

	Nominee	For	Against	Abstained
	a. Ellis Yan	19,153,052	1,814,748	3,122,216
	b. Solomon Yan	20,797,118	165,726	3,127,172
	c. Eric Peterson	20,822,589	140,296	3,127,131
	d. George Strickler	20,822,326	140,559	3,127,131
	e. Ralph Della Ratta, Jr.	20,878,233	84,646	3,127,137
	f. C. Lee Thomas	20,886,259	75,973	3,127,784

4.	Re-election of Chairman of the Board of Directors

		For	Against	Abstained
		18,782,539	2,176,305	3,131,172

5.	Election of the Compensation Committee of the Board of Directors

	Nominee	For	Against	Abstained
	a. Eric Peterson	20,891,779	70,106	3,128,131
	b. George Strickler	20,891,016	70,869	3,128,131
	c. Ralph Della Ratta, Jr.	20,942,473	19,406	3,128,137
	d. C. Lee Thomas	20,953,599	8,633	3,127,784

6.	Re-election of Swiss Independent Auditor

		For	Against	Abstained
		23,305,876	36,642	747,498

7.	Ratification of Appointment of Independent Registered Public Accounting Firm

		For	Against	Abstained
		23,360,642	17,506	711,868

8.	Election of Independent Proxy

		For	Against	Abstained
		20,957,889	3,824	3,128,303

9.	Approval of the Maximum Compensation of the Board of Directors and Executive Officers

		For	Against	Abstained
	a. Compensation of the Board of Directors until the Next Ordinary General Meeting	20,933,811	29,974	3,126,231
	b. Compensation of Executive Officers for Fiscal Year 2015	18,783,007	2,179,778	3,127,231

10.	Approval of the Grant of Additional Shares under 2014 Omnibus Incentive Plan

	For	Against	Abstained
	20,926,694	37,519	3,125,803

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX	DESCRIPTION
99.1	Press Release Announcing New CEO, dated July 2, 2015
99.2	Executive Employment Agreement between Technical Consumer Products, Inc. and Brian Catlett, effective June 29, 2015
99.3	Registrant’s Amended and Restated Articles of Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCP INTERNATIONAL HOLDINGS LTD.
By:	/s/ Brian Catlett
Brian Catlett Chief Financial Officer and Treasurer

Date: July 2, 2015